Exhibit 99.2
Consolidated Statements of Income (Unaudited) For the 3 months ending September 30, 2006 and 2005

	3rd Quarter

(in thousands, except per share data)	2006	2005	Change

Operating Revenues
Oil and gas operations	$171,516	$126,260	$45,256
Natural gas distribution	71,195	64,421	6,774

Total operating revenues	242,711	190,681	52,030

Operating Expenses
Cost of gas	32,311	27,386	4,925
Operations & maintenance	78,836	67,818	11,018
Depreciation, depletion and amortization	35,676	34,215	1,461
Taxes, other than income taxes	19,338	19,523	(185)
Accretion expense	881	668	213

Total operating expenses	167,042	149,610	17,432

Operating Income	75,669	41,071	34,598

Other Income (Expense)
Interest expense	(12,267)	(11,600)	(667)
Other income	448	822	(374)
Other expense	(207)	(104)	(103)

Total other expense	(12,026)	(10,882)	(1,144)

Income from Continuing Operations Before Income Taxes	63,643	30,189	33,454
Income tax expense	22,346	11,116	11,230

Income from Continuing Operations	41,297	19,073	22,224

Discontinued Operations, Net of Taxes
Income from discontinued operations	2	3	(1)
Gain on disposal of discontinued operations	53	10	43

Income from Discontinued Operations	55	13	42

Net Income	$41,352	$19,086	$22,266

Diluted Earnings Per Average Common Share
Continuing operations	$0.56	$0.26	$0.30
Discontinued operations	-	-	-

Net Income	$0.56	$0.26	$0.30

Basic Earnings Per Average Common Share
Continuing operations	$0.57	$0.26	$0.31
Discontinued operations	-	-	-

Net Income	$0.57	$0.26	$0.31

Diluted Avg. Common Shares Outstanding	73,191	73,878	(687)

Basic Avg. Common Shares Outstanding	72,228	73,024	(796)

Dividends Per Common Share	$0.11	$0.10	$0.01

Consolidated Statements of Income (Unaudited) For the 9 months ending September 30, 2006 and 2005

	Year-to-date

(in thousands, except per share data)	2006	2005	Change

Operating Revenues
Oil and gas operations	$510,213	$363,568	$146,645
Natural gas distribution	503,014	429,746	73,268

Total operating revenues	1,013,227	793,314	219,913

Operating Expenses
Cost of gas	284,192	214,665	69,527
Operations & maintenance	231,720	195,127	36,593
Depreciation, depletion and amortization	104,472	98,741	5,731
Taxes, other than income taxes	73,450	65,867	7,583
Accretion expense	2,691	1,965	726

Total operating expenses	696,525	576,365	120,160

Operating Income	316,702	216,949	99,753

Other Income (Expense)
Interest expense	(37,810)	(34,794)	(3,016)
Other income	1,410	1,694	(284)
Other expense	(708)	(638)	(70)

Total other expense	(37,108)	(33,738)	(3,370)

Income from Continuing Operations Before Income Taxes	279,594	183,211	96,383
Income tax expense	101,194	67,619	33,575

Income from Continuing Operations	178,400	115,592	62,808

Discontinued Operations, Net of Taxes
Loss from discontinued operations	(6)	(3)	(3)
Gain on disposal of discontinued operations	53	120	(67)

Income from Discontinued Operations	47	117	(70)

Net Income	$178,447	$115,709	$62,738

Diluted Earnings Per Average Common Share
Continuing operations	$2.42	$1.57	$0.85
Discontinued operations	-	-	-

Net Income	$2.42	$1.57	$0.85

Basic Earnings Per Average Common Share
Continuing operations	$2.45	$1.58	$0.87
Discontinued operations	-	0.01	(0.01)

Net Income	$2.45	$1.59	$0.86

Diluted Avg. Common Shares Outstanding	73,671	73,725	(54)

Basic Avg. Common Shares Outstanding	72,839	72,998	(159)

Dividends Per Common Share	$0.33	$0.30	$0.03

Consolidated Statements of Income (Unaudited) For the 12 months ending September 30, 2006 and 2005

	Trailing 12 Months

(in thousands, except per share data)	2006	2005	Change

Operating Revenues
Oil and gas operations	$674,340	$478,147	$196,193
Natural gas distribution	673,968	546,378	127,590

Total operating revenues	1,348,308	1,024,525	323,783

Operating Expenses
Cost of gas	385,149	268,980	116,169
Operations & maintenance	305,320	259,151	46,169
Depreciation, depletion and amortization	137,422	131,100	6,322
Taxes, other than income taxes	101,566	85,153	16,413
Accretion expense	3,373	2,595	778

Total operating expenses	932,830	746,979	185,851

Operating Income	415,478	277,546	137,932

Other Income (Expense)
Interest expense	(49,816)	(46,010)	(3,806)
Other income	1,879	2,408	(529)
Other expense	(780)	(899)	119

Total other expense	(48,717)	(44,501)	(4,216)

Income from Continuing Operations Before Income Taxes	366,761	233,045	133,716
Income tax expense	131,066	86,201	44,865

Income from Continuing Operations	235,695	146,844	88,851

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	(10)	13	(23)
Gain on disposal of discontinued operations	65	120	(55)

Income from Discontinued Operations	55	133	(78)

Net Income	$235,750	$146,977	$88,773

Diluted Earnings Per Average Common Share
Continuing operations	$3.20	$2.00	$1.20
Discontinued operations	-	-	-

Net Income	$3.20	$2.00	$1.20

Basic Earnings Per Average Common Share
Continuing operations	$3.23	$2.01	$1.22
Discontinued operations	-	0.01	(0.01)

Net Income	$3.23	$2.02	$1.21

Diluted Avg. Common Shares Outstanding	73,744	73,596	148

Basic Avg. Common Shares Outstanding	72,934	72,927	7

Dividends Per Common Share	$0.43	$0.3963	$0.0337

Selected Business Segment Data (Unaudited) For the 3 months ending September 30, 2006 and 2005

	3rd Quarter

(in thousands, except sales price data)	2006	2005	Change

Oil and Gas Operations
Operating revenues
Natural gas	$108,795	$85,087	$23,708
Oil	46,529	28,879	17,650
Natural gas liquids	14,668	10,721	3,947
Other	1,524	1,573	(49)

Total	$171,516	$126,260	$45,256

Production volumes from continuing operations
Natural gas (MMcf)	16,004	16,013	(9)
Oil (MBbl)	905	813	92
Natural gas liquids (MMgal)	20.4	18.1	2.3

Production volumes from continuing ops. (MMcfe)	24,340	23,480	860
Total production volumes (MMcfe)	24,340	23,478	862

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.80	$5.31	$1.49
Oil (barrel)	$51.43	$35.51	$15.92
Natural gas liquids (gallon)	$0.72	$0.59	$0.13

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$35,305	$27,396	$7,909
Production taxes	12,602	13,477	(875)

Total	$47,907	$40,873	$7,034

Depreciation, depletion and amortization	$24,475	$23,547	$928
Capital expenditures	$61,049	$44,209	$16,840
Exploration expenditures	$1,986	$74	$1,912
Operating income	$85,239	$52,368	$32,871

Natural Gas Distribution
Operating revenues
Residential	$36,635	$33,795	$2,840
Commercial and industrial	22,300	21,732	568
Transportation	10,115	9,378	737
Other	2,145	(484)	2,629

Total	$71,195	$64,421	$6,774

Gas delivery volumes (MMcf)
Residential	1,601	1,810	(209)
Commercial and industrial	1,534	1,791	(257)
Transportation	12,999	11,951	1,048

Total	16,134	15,552	582

Other data
Depreciation and amortization	$11,201	$10,668	$533
Capital expenditures	$18,512	$17,863	$649
Operating income (loss)	$(8,921)	$(11,025)	$2,104

Selected Business Segment Data (Unaudited) For the 9 months ending September 30, 2006 and 2005

	Year-to-date

(in thousands, except sales price data)	2006	2005	Change

Oil and Gas Operations
Operating revenues
Natural gas	$331,073	$247,088	$83,985
Oil	136,146	83,683	52,463
Natural gas liquids	38,152	28,519	9,633
Other	4,842	4,278	564

Total	$510,213	$363,568	$146,645

Production volume from continuing operations
Natural gas (MMcf)	47,056	45,871	1,185
Oil (MBbl)	2,736	2,480	256
Natural gas liquids (MMgal)	57.1	52.5	4.6

Production volumes from continuing ops. (MMcfe)	71,625	68,247	3,378
Total production volumes (MMcfe)	71,624	68,303	3,321

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.04	$5.39	$1.65
Oil (barrel)	$49.75	$33.75	$16.00
Natural gas liquids (gallon)	$0.67	$0.54	$0.13

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$100,789	$75,511	$25,278
Production taxes	38,454	35,550	2,904

Total	$139,243	$111,061	$28,182

Depreciation, depletion and amortization	$71,592	$67,017	$4,575
Capital expenditures	$156,606	$132,718	$23,888
Exploration expenditures	$3,512	$568	$2,944
Operating income	$260,916	$156,714	$104,202

Natural Gas Distribution
Operating revenues
Residential	$322,635	$276,728	$45,907
Commercial and industrial	139,713	116,612	23,101
Transportation	33,111	32,652	459
Other	7,555	3,754	3,801

Total	$503,014	$429,746	$73,268

Gas delivery volumes (MMcf)
Residential	16,581	18,992	(2,411)
Commercial and industrial	8,559	9,497	(938)
Transportation	37,947	37,634	313

Total	63,087	66,123	(3,036)

Other data
Depreciation and amortization	$32,880	$31,724	$1,156
Capital expenditures	$58,947	$53,562	$5,385
Operating income	$57,517	$61,009	$(3,492)

Selected Business Segment Data (Unaudited) For the 12 months ending September 30, 2006 and 2005

Trailing 12 Months

(in thousands, except sales price data)	2006	2005	Change

Oil and Gas Operations
Operating revenues
Natural gas	$449,621	$323,207	$126,414
Oil	169,114	111,830	57,284
Natural gas liquids	48,088	37,201	10,887
Other	7,517	5,909	1,608

Total	$674,340	$478,147	$196,193

Production volumes from continuing operations
Natural gas (MMcf)	62,233	60,972	1,261
Oil (MBbl)	3,573	3,356	217
Natural gas liquids (MMgal)	75.1	70.4	4.7

Production volumes from continuing ops. (MMcfe)	94,398	91,161	3,237
Total production volumes (MMcfe)	94,420	91,225	3,195

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.22	$5.30	$1.92
Oil (barrel)	$47.34	$33.32	$14.02
Natural gas liquids (gallon)	$0.64	$0.53	$0.11

Other data
Lease operating expense (LOE)
LOE and other	$129,519	$96,404	$33,115
Production taxes	55,175	46,580	8,595

Total	$184,694	$142,984	$41,710

Depreciation, depletion and amortization	$93,915	$88,948	$4,967
Capital expenditures	$377,600	$423,655	$(46,055)
Exploration expenditures	$3,620	$761	$2,859
Operating income	$348,079	$208,772	$139,307

Natural Gas Distribution
Operating revenues
Residential	$430,660	$349,793	$80,867
Commercial and industrial	190,058	147,606	42,453
Transportation	43,750	43,557	192
Other	9,500	5,422	4,078

Total	$673,968	$546,378	$127,590

Gas delivery volumes (MMcf)
Residential	22,190	23,632	(1,443)
Commercial and industrial	11,560	11,975	(415)
Transportation	50,163	51,448	(1,284)

Total	83,913	87,055	(3,142)

Other data
Depreciation and amortization	$43,507	$42,152	$1,355
Capital expenditures	$78,661	$69,680	$8,981
Operating income	$69,430	$70,749	$(1,319)